UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2021

BRT APARTMENTS CORP.
(Exact name of Registrant as specified in charter)

Maryland	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BRT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 9, 2021, our compensation committee (i) granted 160,000 shares of restricted stock (the “Restricted Stock Awards”) to Participants (as defined in our 2020 Incentive Plan (the “Plan”)) and (ii) adopted a Pay-for-Performance Program under the Plan pursuant to which we awarded Participants an aggregate of 210,375 (including 23,375 Additional TSR Units (as defined) performance based restricted stock units (“PSUs”; and together with the Restricted Stock Awards, the “Awards”)). These awards were granted to 17 Participants

The following summary of these awards is qualified in its entirety by reference to the applicable form of restricted stock award agreement and performance award agreement, each of which is annexed hereto as an exhibit, and the Plan.

Restricted Stock Awards

Subject to the applicable Participant’s continued relationship with us, the restricted stock cliff vests on June 8, 2026. Prior to vesting, Participants (i) may not sell transfer, pledge or assign their shares and (ii) until the restricted stock is forfeited upon a termination of their relationship with us, are entitled to vote their shares of restricted stock and to receive the dividends payable with respect to such shares. Generally, the restricted stock vests fully upon the death, disability or retirement of the Participant (as such terms are used in the Plan and each such event, a “DDR Event”) or a change in control (as such term is used in the Plan).

Pay-for-Performance Program
Each PSU is exchangeable for one share of common stock and, subject to the applicable Participant’s continued relationship with us, vests in 2024 upon satisfaction of the performance goals (i.e., achievement of specified goals in compounded annual growth in adjusted funds from operations) or market goals (i.e., achievement of specified goals in compounded annual growth in total stockholder return) over the three-year performance cycle. (The performance goals and market goals are referred to collectively as the “Performance Goals”). Each Participant also received a cash-settled dividend equivalent right related to the PSUs as further described herein. PSUs may not be sold, transferred assigned or pledged and are not entitled to vote until the underlying shares of common stock have been issued.

Performance Goals
An aggregate of:
•up to 93,500 shares of common stock underlying PSUs, which we refer to as the AFFO Units, are issuable upon achievement of specified levels (indicated below) in compounded annual growth rate in adjusted funds from operations, or AFFO, over the three years ending March 31, 2024 (the “Performance Cycle”),

•up to 93,500 shares of common stock underlying PSUs, which we refer to as the Initial TSR Units, are issuable upon achievement of specified levels (indicated below) in compounded annual growth rate in total stockholder return over the Performance Cycle, and

•up to 23,375 shares of common stock underlying PSUs, which we refer to as Additional TSR Units, are issuable if of our compounded annual growth rate in TSR is in the top 25% of our peer group (the “Additional TSR Units”).

Set forth below are the Performance Goals (as defined) that must be achieved for each type of PSU to vest. To the extent performance with respect to these Conditions falls between two levels (i.e., between threshold and target or between target and maximum), the number of PSUs that vest will be determined by straight-line linear interpolation.

Adjusted Funds From Operations:
The table below sets forth the aggregate number of shares of common stock underlying the AFFO Units that vest based on achievement of the compounded annual growth rate set forth in the table below in AFFO over the Performance Cycle. (For the purpose of calculating the compounded annual growth rate in AFFO, the AFFO for the 12 months ended March 31, 2021, is $20,370,000, and the concluding AFFO will be the AFFO for the 12 months ending March 31, 2024):

	Compounded Annual Growth Rate in AFFO
	Threshold 4.0%	Target 6%	Maximum 8.0% and above
Percentage of
AFFO Units that Vest	25	50	100

Total Stockholder Return:

The table below sets forth the aggregate number of shares of common stock underlying the Initial TSR Units that vest upon the achievement of the compounded annual growth rate set forth in the table below in total stockholder return, or TSR, over the Performance Cycle. (For the purposes of such calculation, the initial value of a share of common stock is $16.84, the closing price on March 31, 2021, as reported by the New York Stock Exchange):

	Compounded Annual Growth Rate in TSR
	Threshold 5.0%	Target 8%	Maximum 11.0% and above
Percentage of
Initial TSR Units that Vest	25	50	100

In addition, in the event that such growth in TSR during the Performance Cycle is in the top quartile of the TSR of our peer group (as described below) during such period, an additional number of units (the “Additional TSR Units”; together with the Initial TSR Units, the “TSR Units”), equal to 25% of the Initial TSR Units that vest based on achievement of the threshold, target or maximum Performance Goals with respect to TSR set forth above (subject to straight-line linear interpolation) will also vest (the “Peer Group Addition”), and if such growth in TSR during the Performance Cycle is in the bottom quartile of the TSR of our peer group during such period, the number of Initial TSR Units that vest based on achievement of the threshold, target or maximum Performance Goals (subject to straight-line linear interpolation) will be reduced by 25% (the “Peer Group Diminution”; together with the Peer Group Addition, the “Peer Group Adjustment”). Our peer group is the FTSE NAREIT Equity Apartment Index, excluding companies whose primary focus is the provision of housing for college and/or graduate students.

Dividend Equivalent Rights

Each Participant was also granted dividend equivalent rights with respect to the PSUs entitling such person to an amount in cash equal to the aggregate amount of the cash dividends that would have been paid in respect of the shares underlying such PSUs had such shares been outstanding (as of the applicable record date with respect to the payment of the related dividend) during the Performance Cycle applicable to such PSUs. These amounts are only payable with respect to PSUs that are deemed to have been earned and subsequently vest.

Death, Disability, Retirement and Change of Control

In case a Participant is subject to a DDR Event, such Participant’s pro rata (as determined pursuant to the award agreement) share of the Initial TSR Units and AFFO Units will vest if and to the extent the applicable Performance Goals (as appropriately adjusted) with respect to such PSUs are met through the occurrence of the DDR Event.

In the event of a change of control:
•on or before September 30, 2022, a pro rata number of AFFO Units and Initial TSR Units will vest, and

•after September 30, 2022, the AFFO Units and Initial TSR Units will vest, to the extent that, in each such case, if and to the extent the Performance Goals (as appropriately adjusted) with respect to such units are met through the occurrence of the change of control.

Upon the occurrence of a DDR Event or change in control, (i) the Performance Goals shall be proportionately adjusted to give effect to the reduced Performance Cycle and (ii) the Peer Group Adjustment (as appropriately adjusted to give effect to the reduced Performance Cycle) shall be implemented to increase or decrease, as applicable, the Initial TSR units that vest.

Claw-back Provision

The Awards (including the underlying shares, dividends paid and payable and amounts paid or payable pursuant to dividend equivalent rights), are subject to the applicable provisions of any claw-back policy implemented by us, whether implemented prior to or after the grant of the Awards.

Grants of Restricted Stock Awards and PSUs to Named Executive Officers
The following table indicates the maximum number of shares of stock subject to the Awards (assuming such awards vest at the maximum level) awarded on June 9, 2021 to the individuals identified as our named executive officers in our proxy statement dated April 26, 2021:

Name and Title	Restricted Stock(#)	AFFO Units(#)	Initial TSR Units(#)(1
Jeffrey A. Gould, President and Chief Executive Officer	14,800	9,766	9,766

Mitchell Gould, Executive Vice President	8,800	5143	5143

George Zweier, Vice President and Chief Financial Officer	8,000	5,143	5,143

David W. Kalish Senior Vice President - Finance	13,400	7,950	7,950

Steven Rosenzweig, Senior Vice President - Legal	10,000	5,206	5,206
_________________
(1)     Does not give effect to the Peer Group Adjustment.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At our annual meeting of stockholders held on June 9, 2021, all of the proposals presented to stockholders were approved. The proposals are described in detail in our proxy statement filed with the Securities and Exchange Commission on April 26, 2021. Set forth below is a summary of the proposals and the voting results with respect thereto.

Proposal 1 - Election of Directors

To elect the directors named below for a three-year term (with the votes as indicated):

	For	Against	Abstain	Broker Non-Vote
Alan H. Ginsburg	10,622,616	2,054,792	18,483	2,801,342
Jeffrey A. Gould	10,690,021	1,993,975	11,895	2,801,342
Jonathan H. Simon	11,113,615	1,569,951	12,325	2,801,342

Proposal 2 - Ratification of the selection of Independent Registered Public Accounting Firm

Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021 (with the vote as indicated):

For	Against	Abstain	Broker Non-Vote
15,467,680	15,848	13,605	N/A

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Form of Performance Awards Agreement granted pursuant to the 2020 Incentive Plan.
10.2*	Form of Restricted Stock Award Agreement granted pursuant to the 2020 Incentive Plan.
101	Cover Page Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT APARTMENTS CORP.

June 11, 2021	By: /s/ George Zweier
George Zweier, Vice President
and Chief Financial Officer